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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 30, 2004

                        Commission File Number 000-31090


                             SYSTEMS EVOLUTION INC.
                           --------------------------
                           (Exact name of registrant)


                    IDAHO                           82-0291029
          ------------------------      ------------------------------------
          (State of incorporation)      (I.R.S. Employer Identification No.)


             10777 Westheimer Road, Suite 810, Houston, Texas 77477
           ----------------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (713) 979-1600
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e -4(c))

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

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December 30, 2004, Systems Evolution, Inc. ("we" or the "Corporation") executed a securities purchase agreement (the "Purchase Agreement") with certain institutional and accredited investors (the "Purchasers") under which the Corporation agreed to sell and the Purchasers agreed to purchase callable secured convertible notes due December 31, 2006 (each, a "Note") in the aggregate principal amount of up to $1,500,000 bearing interest at the rate of 8% per annum and convertible into shares of the Corporation's Common Stock at a conversion price (the "Conversion Price") of the lower of the fixed conversion price of $.13 or 50% of the Market Price, defined in the Purchase Agreement as the average of the lowest three trading prices for our Common Stock during the twenty trading day period ending one trading day prior to the date the conversion notice is sent to us. We can call the Notes for prepayment under certain conditions. The Notes are issuable together with warrants (each, a "Warrant"), to purchase in the aggregate 4,500,000 shares of our Common Stock. Each investor received (or will receive based on investments at subsequent Closings) Warrants to purchase shares of Common Stock equal to three shares for each one dollar principal amount of Notes purchased by that investor. The Warrants are exercisable at $.08 per share commencing on the Closing Date on which they are issued and expire five years from the date of issuance. Reference is made to Item 2.03 below in this report for a description of the terms of the Notes and the Purchase Agreement

         On December 30, 2004 (the "Closing Date" of the initial "Closing" under the Purchase Agreement), we completed the sale of an aggregate of $500,000 in Notes and accompanying Warrants under the Purchase Agreement which resulted in net proceeds to the Corporation of $408,148. The Notes are initially convertible into 1,500,000 shares of Common Stock. Under the Purchase Agreement, the Purchasers have agreed to purchase an additional installments of $500,000 principal amount of Notes upon filing of the registration statement that we are required to file under the registration rights agreement referred to below, and of $500,000 principal amount of Notes when this registration statement has been declared effective by the Securities and Exchange Commission (the "Commission").

         The January 3, 2005 press release is attached as Exhibit 99.1 to this report.

         In connection with the Purchase Agreement, we have entered into a security agreement (the "Security Agreement") and an intellectual property security agreement (the "IP Security Agreement"), with the Purchasers, both agreements dated as of the initial Closing Date, December 30, 2004. The Security Agreement grants the Purchasers a first priority security interest in all of our equipment and assets, our receivables, our inventory and all of our corporate documents, instruments, files and records. The IP Security Agreement grants the Purchasers a first priority security interest in all of our intellectual property, including our software, copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses and trade secrets. The security interests provided for in these agreements will remain in effect until payment in full of all amounts due under the Notes.

         We had previously, on August 31, 2004, executed an agreement with other purchasers and closed on the sale of $1,825,000 principal amount of convertible promissory notes due August 31, 2007 (the "2007 Convertible Notes"), bearing interest at the rate of 8% per annum and convertible into shares of the Corporation's Common Stock at a conversion price of $0.05 per share, together with warrants to purchase an aggregate of 36,500,000 shares of our Common Stock.

         On August 31, 2004, we had entered into a lock-up agreement with the following of our shareholders: Robert C. Rhodes, Richard N. Hartmann, Willie A. Jackson, Jr. and Patrick L. Anderson (the "Shareholders"). In this agreement, the Shareholders had agreed with us not to sell or otherwise dispose of any of the shares of Common Stock of the Corporation owned by them for a period of two
(2) years following the date of this agreement. We have replaced this lock-up agreement with a guarantee and pledge agreement, dated as of December 30, 2004 (the "Guaranty and Pledge Agreement"). Under this agreement, the Shareholders have pledged an aggregate of 35,343,094 shares of our Common Stock owned by them (the "Pledged Shares"), and have guaranteed payment in full of all amounts due under the Notes, with recourse under this guarantee only to the Pledged Shares. The Guarantee and Pledge Agreement is by and among the Corporation, the Shareholders, the Purchasers of the Notes, and the purchasers of the 2007 Convertible Notes.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Convertible Notes due 2006

                  On December 30, 2004 at the initial Closing, we completed the sale of an aggregate of $500,000 in Notes and accompanying Warrants at the initial Closing under the Purchase Agreement. The Notes are initially convertible into 1,500,000 shares of Common Stock. Under the Purchase Agreement, the purchasers of the Notes ("Purchasers" or "Holders") have agreed to purchase an additional installments of $500,000 principal amount of Notes upon filing of the registration statement (the "Registration Statement") that we are required to file under the registration rights agreement referred to below, and of $500,000 principal amount of Notes when this Registration Statement has been declared effective by the Commission. Reference is made to Item 1.01 above in this report for a description of the transactions in connection with the Purchase Agreement on the initial Closing Date.

         Maturity. The Notes are due December 31, 2006, unless we prepay the Notes, or prepayment of the Notes is required in certain events, as described below.

         Prepayment. We can call the Notes for prepayment if we are not in default, if we have sufficient shares of Common Stock available for conversion and the Common Stock is trading at or below $.13 per share; the prepayment rate is 130% in the first 30 days after issuance, 140% for the period between the 31st day to the 60th day after issuance, and 150% for prepayments occurring after the 60th day following issuance of the Notes being called for prepayment.

         Conversion. The Notes are convertible into shares of the Corporation's Common Stock at a conversion price of the lower of the fixed conversion price of $.13 (the "Fixed Conversion Price"), subject to proportionate adjustment for stock splits, stock combinations, and stock dividends and distributions, or 50% of the Market Price, defined in the Purchase Agreement as the average of the lowest three trading prices for our Common Stock during the twenty trading day period ending one trading day prior to the date the conversion notice is sent to us (the "Conversion Price"). In addition, the Notes provide for adjustments for dividends payable other than in shares of Common Stock, for reclassification, exchange or substitution of the Common Stock for another security or securities of the Corporation or pursuant to a reorganization, merger, consolidation, or sale of assets, where there is a change in control of the Corporation.


         Adjustments to Fixed Conversion Price for Dilutive Issuances. Generally, if we issue or sell any additional shares of common stock, or issue options or other convertible securities which are exercisable or convertible at, a price per share less than the Fixed Conversion Price, then the Fixed Conversion Price is adjusted to equal such lower price per share. No further adjustment to the Fixed Conversion Price would be made upon the actual issuance of Common Stock upon exercise of such options, or conversion or exchange of such Convertible Securities.

         The above adjustment for lower-priced Common Stock issuances, or such Options or Convertible Securities, do not apply: (i) upon the exercise of any warrants, options or convertible securities granted, issued and outstanding on the initial Closing Date; (ii) upon the grant or exercise of any stock or options which may be granted or exercised under any employee benefit plan, stock option plan or restricted stock plan of the Corporation existing at the initial Closing Date or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the independent members of the Board of Directors of the Corporation or a majority of the members of a committee of independent directors established for such purpose; or (iii) upon the exercise of the Warrants or conversion of the Notes.

         Purchase Rights. If the Corporation issues any convertible securities or rights to purchase stock, warrants, securities or other property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock, then the Holders will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of that Holder's Note immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

         Limit on Ownership. The Notes provide that, unless waived by the Holder, at no time may a Holder convert all or a portion of its Note if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by the Holder at such time, the number of shares of Common Stock which would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder) more than 4.9% of all of the Common Stock outstanding at such time.

         Interest. The outstanding principal balance of each Note bears interest, in arrears, at eight percent (8%) per annum, payable monthly, with the first six months of interest payable on the issue date of the Note. At the option of the Corporation interest may be paid in cash or in shares of the Corporation's Common Stock at the applicable Conversion Price. Interest is computed on the basis of a 365-day year and the actual number of days elapsed. Any amount of principal or interest on the Notes not paid when due shall bear interest at the default rate of fifteen (15%) per annum from due date of the principal or interest until the same is paid.

         Trading Market Limitations. The Notes contain a limitation on shares of Common Stock issuable upon conversion of the Notes as 19.99% of the total shares outstanding on the Closing Date, unless the stock trading market on which our Common Stock is trading permits such issuances of 20% or more our outstanding shares without stockholder approval. The rules and regulations of OTC Bulletin Board market on which our Common Stock trades do not contain such a limitation. Accordingly, the required prepayment provisions and event of default in the Purchase Agreement relating to such stock issuances in excess of 19.99% of our outstanding shares are not currently applicable to us.

         Events of Default. The occurrence of any of the following events is an event of default under the Notes ("Events of Default"):

         (1) Failure to Pay Principal or Interest. The Corporation fails to pay the principal of or interest on the Notes when due, whether at maturity, upon acceleration or otherwise;

         (2) Conversion. The Corporation fails to issue shares of Common Stock to the Holder (or announces or threatens that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of the Note (for a period of at least sixty (60) days, if such failure is solely as a result of the circumstances insufficient shares of Common Stock available for issuance and the Corporation is using its best efforts to authorize a sufficient number of shares of Common Stock as soon as practicable), fails to transfer or cause its transfer agent to transfer (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to the Notes as and when required by the Notes or the Registration Rights Agreement, or fails to remove any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to the Notes as and when required by the terms of the Notes or the Registration Rights Agreement (or makes any announcement, statement or threat that it does not intend to honor the above obligations) and any such failure continues uncured (or any announcement, statement or threat not to honor its obligations is not rescinded in writing) for ten (10) days after the Corporation has been notified thereof in writing by the Holder;

         (3) Failure to Timely File Registration or Effect Registration. The Corporation fails to file the Registration Statement within sixty (60) days following the initial Closing Date or obtain effectiveness with the Securities and Exchange Commission of the Registration Statement within one hundred twenty
(120) days following the initial Closing Date or such Registration Statement lapses in effect (or sales cannot otherwise be made thereunder effective, whether by reason of the Corporation's failure to amend or supplement the prospectus included therein in accordance with the Registration Rights Agreement or otherwise) for more than twenty (20) consecutive days or forty (40) days in any twelve month period after the Registration Statement becomes effective;

         (4) Breach of Covenants. The Corporation breaches any material covenant or other material term or condition relating to (a) maintenance of sufficient authorized Common Stock for conversions; (b) a merger or consolidation, sale of assets or similar event, where more than 50% of our voting power is disposed of;
(c) timely filing reports under the Exchange Act and not to terminate the Corporation's status as a reporting company under the Exchange Act; (d) the Holders' right of first refusal (described below); (e) sufficient authorized and reserved shares of Common Stock for conversion of the Notes, the monthly list detailing the same and corporate action required in the event of insufficient authorized and reserved shares; (f) maintenance of listing on the OTCBB market, or other exchange on which the Common Stock is listed for trading; (g) maintenance of corporate existence; (h) providing requisite opinions of counsel to the transfer agent for sale by the Holders of the shares of Common Stock received upon conversion of the Notes, and such breach continues for a period of ten days after written notice thereof to the Corporation from the Holder;

         (5) Breach of Representations and Warranties. Any representation or warranty of the Corporation made in connection with the sale of the Notes, the Purchase Agreement and the Registration Rights Agreement, is false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holders with respect to the Notes, the Purchase Agreement or the Registration Rights Agreement;

         (6) Receiver or Trustee. The Corporation or any subsidiary of the Corporation makes an assignment for the benefit of creditors, or applies for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee is otherwise be appointed;

         (7) Judgments. Any money judgment, writ or similar process shall be entered or filed against the Corporation or any subsidiary of the Corporation or any of its property or other assets for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of twenty days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld;

         (8) Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Corporation or any subsidiary of the Corporation;

         (9) Delisting of Common Stock. The Corporation shall fail to maintain the listing of the Common Stock on at least one of the over-the-counter Bulletin Board Market or an equivalent replacement exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange; or

         (10) Default Under Other Notes. An Event of Default has occurred and is continuing under any of the other Notes issued pursuant to the Purchase Agreement,

         Holders Remedies on Default. Upon the occurrence and during the continuation of any Event of Default described in numbered paragraphs (1), (2),
(3), (4), (5), (7), (9) or (10) above, at the option of Holders of a majority of the aggregate principal amount of the outstanding Notes issued pursuant to the Purchase Agreement, the delivery of written notice to the Corporation by such Holders (the "Default Notice"), and upon the occurrence of an Event of Default specified in paragraphs (6) or (8) above, the Notes will become immediately due and payable and the Corporation is required to pay to each Holder an amount equal to the greater of (1) 130% times the sum of the then outstanding principal amount of the Holder's Note plus accrued and unpaid interest on the unpaid principal amount of such Note to the date of payment, plus default interest, if any, on these amounts, plus any other amounts owed to the Holder pursuant to the terms of the Notes or pursuant to the penalty section of the Registration Rights Agreement relating to failure to have the Registration Statement declared effective in a timely manner, or (2) the "parity value" (as defined in the Notes) of this default amount calculated with reference to the number of shares of Common Stock issuable upon conversion of the Notes. If the Corporation fails to pay the amount in default within five (5) business days of written notice that such amount is due and payable, then the Holder has the right at any time, so long as the Corporation remains in default (and so long and to the extent that there are sufficient authorized shares), to require the Corporation, upon written notice, to immediately issue, in lieu of the default amount, the number of shares of Common Stock equal to the amount of the Note in default divided by the Conversion Price then in effect.

Securities Purchase Agreement

         The Notes and Warrants have been issued pursuant to the Purchase Agreement, which is dated December 30, 2004. Certain of the covenants we have made under the Purchase Agreement are described below.

          Timely Filing of Reports. We have agreed to file all reports required to be filed by the Corporation with the Commission in a timely manner so as to become eligible, and thereafter to maintain our eligibility, for the use of Form S-3.

         Right of First Refusal. Subject to the exceptions, we have agreed not to, without the prior written consent of a majority-in-interest of the Holders, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves (1) the issuance of Common Stock at a discount to the market price of the Common Stock on the date of issuance or (2) the issuance of convertible securities that are convertible into an indeterminate number of shares of Common Stock or (3) the issuance of warrants, during the period beginning on the initial Closing Date and ending on the later of (a) two hundred seventy (270) days from the initial Closing Date and (b) 180 days from the date the Registration Statement is declared effective. In addition, subject to the exceptions described below, we have agreed not to conduct any equity financing in the period beginning on the initial Closing Date and ending two (2) years later unless we shall have given the Holders the option to participate in such financing. The right of first refusal does not apply to any transaction involving (i) issuances of securities in a firm commitment underwritten public offering or (ii) issuances of securities as consideration for a merger, consolidation or purchase of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the

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disposition or acquisition of a business, product or license by the Corporation.
The right of first refusal also does not apply to the issuance of securities upon exercise or conversion of the Corporation's options, warrants or other convertible securities outstanding as of the date of closing or to the grant of additional options or warrants, or the issuance of additional securities, under any Corporation stock option or restricted stock plan approved by the our shareholders.

         Sufficient Authorized and Reserved Shares. We have agreed to at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion or exercise of the outstanding Notes and Warrants. If at any time the number of shares of Common Stock authorized and reserved for such issuances falls below the required level, we have agreed to promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet our obligations under this covenant. We would be liable for liquidated damages as provided in the Purchase Agreement if we are not in compliance with this covenant.

Registration Rights Agreement

         We have entered into the Registration Rights Agreement, dated as of December 30, 2004 ("Registration Rights Agreement"), with the Holders of the Notes. The Registration Rights Agreement requires that we prepare and file with the Commission the Registration Statement for resale of all of the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the "Securities Act"). We are required to use our best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the date that is 105 days from the December 30, 2004 initial Closing (April 14, 2005) and to keep the Registration Statement continuously effective under the Securities Act until such date as is the earlier of (1) the date when all securities covered by the Registration Statement have been sold or
(2) the date on which the securities may be sold without any restriction pursuant to Rule 144 under the Securities Act.

         There are penalties under the Registration Rights Agreement if the Registration Statement is not declared effective by the Commission by April 14, 2005. We will be in default under the Notes if we do not file the Registration Statement on or prior to February 28, 2005, or if the Registration Statement is not declared effective by the Commission on or prior to April 29, 2005 (120 days from the December 30, 2004 Closing Date).


Description of Warrants

         In connection with the issuance and sale of the initial $500,000 principal amount of Notes, we issued Warrants to purchase in the aggregate 1,500,000 shares of our common stock; at the two subsequent Closings of the Notes we would issue Warrants to purchase an additional 3,000,000 shares of our common stock for the additional $1,000,000 principal amount of Notes scheduled to be purchased at these Closings ($500,000 at each Closing). Each Holder has received or will receive at subsequent Closings Warrants to purchase shares of Common Stock equal to three times the dollar principal amount of Notes purchased by the Holder at the particular Closing. The Warrants are exercisable at $.08 per share commencing on the applicable Closing Date and expire five years from the date of issuance.

         The Warrants provide for corresponding adjustments to the Exercise Price then in effect ("Exercise Price") to reflect stock dividends, subdivisions and combinations. The Warrants also provide for adjustments for dividends payable other than in shares of Common Stock, for reclassification, exchange or substitution of the Common Stock for another security or securities of the Corporation or pursuant to a reorganization, merger, consolidation, or sale of assets, where there is a change in control of the Corporation. If we issue or sell common stock (including options or convertible securities) for no consideration or for a consideration per share (taking into account the exercise price of options and the conversion price of convertible securities) less than the market price on the date of issuance, the Exercise Price is reduced to a price determined by multiplying the Exercise Price in effect immediately prior to the issuance or sale by a fraction, (i) the numerator of which is an amount equal to the sum of (x) the number of shares of common stock actually outstanding immediately prior to the issuance or sale, plus (y) the quotient of the aggregate consideration received by the Company upon such issuance or sale divided by the market price of the common stock in effect immediately prior to such issuance or sale, and (ii) the denominator of which is the total number of shares of common stock deemed outstanding (including shares to be issued on exercise of any options or convertible securities so issued or sold) immediately after such issuance or sale. The Exercise Price is recalculated if there are changes in option exercise prices or convertible securities conversion prices for options or convertible securities adjustments for the issuance of which have been made in the Exercise Price, as well as in cases where such options or convertible securities expire unexercised or unconverted.

         The Warrants are exercisable on a "cashless" basis, the effect of which is that the exercise price of the shares of Common Stock as to which the Warrant is being exercised is subtracted from the market value of those shares at the time of exercise, and the resulting amount, divided by the market price, determines the number of shares that are issued to the Holder without any cash payments by the Holder.

         Placement Agent Warrants. In connection with the issuance of the Notes and Warrants under the Purchase Agreement, on December 30, 2004 we issued ten-year warrants to two financial consulting firms to purchase an aggregate of 6,975,000 shares of Common Stock, exercisable at $.08 per share. We had previously in August, 2004, issued warrants to purchase an aggregate of 2,250,000 shares of Common Stock, exercisable at $.001 per share to these firms, which warrants were fully exercised in August, 2004, and had issued warrants to these firms in September, 2004, to purchase an additional 21,600,000 shares of Common Stock, in connection with our sale of $1,825,000 principal amount of the 2007 Convertible Notes.

Security Agreement and Intellectual Property Security Agreement

         At the initial Closing, we entered into the Security Agreement and the IP Security Agreement with the Purchasers. The Security Agreement grants the Purchasers a first priority security interest in all of our equipment and assets, our receivables, our inventory and all of our corporate documents, instruments, files and records. The IP Security Agreement grants the Purchasers a first priority security interest in all of our intellectual property, including our software, copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses and trade secrets. The security interests provided for in these agreements will remain in effect until payment in full of all amounts due under the Notes.

Guarantee and Pledge Agreement

         On August 31, 2004, we had entered into a lock-up agreement with the following of our shareholders: Robert C. Rhodes, Richard N. Hartmann, Willie A. Jackson, Jr. and Patrick L. Anderson (the "Shareholders"). In this Agreement, the Shareholders had agreed with us not to sell or otherwise dispose of any of the shares of Common Stock of the Corporation owned by them for a period of two
(2) years following the date of this Agreement. We have replaced this lock-up agreement with the Guaranty and Pledge Agreement, dated as of December 30, 2004. Under this agreement, the Shareholders have pledged an aggregate of 35,343,094 shares of our Common Stock owned by them (the "Pledged Shares"), and have guaranteed payment in full of all amounts due under the Notes, with recourse under this guarantee only to the Pledged Shares. The Guarantee and Pledge Agreement is by and among the Corporation, the Shareholders, the Purchasers of the Notes, and the purchasers of the 2007 Convertible Notes.

THE ABOVE DESCRIPTIONS OF THE TERMS OF THE NOTES, SECURITIES PURCHASE AGREEMENT, REGISTRATION RIGHTS AGREEMENT, WARRANTS, SECURITY AGREEMENT, INTELLECTUAL PROPERTY SECURITY AGREEMENT AND GUARANTEE AND PLEDGE AGREEMENT SUMMARIZE ONLY CERTAIN MATERIAL TERMS OF THOSE AGREEMENTS OR INSTRUMENTS. FOR THE COMPLETE TERMS OF SUCH DOCUMENTS OR INSTRUMENTS, REFERENCE IS HEREBY MADE TO THE FULL TEXTS THEREOF FILED AS EXHIBITS TO THIS REPORT.

ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

     (a) The following table sets forth the sales of unregistered securities since the Corporation's last report filed under this item or its last periodic report.

---------------- --------------------------------------- ----------------- ---------------- --------------------------
Date             Title and Amount*                       Purchaser         Underwriter      Total Offering
                                                                                            Price/
                                                                                            Underwriting Discounts
---------------- --------------------------------------- ----------------- ---------------- --------------------------
December 30,     $500,000 principal amount of 8%         Private                 NA         $500,000/$45,000
2004             callable secured convertible notes      Investors
                 due December 31, 2006, convertible into
                 an aggregate of 3,846,154 shares of
                 Common Stock, issued pursuant to a
                 Securities Purchase Agreement, dated
                 December 30, 2004
---------------- --------------------------------------- ----------------- ---------------- --------------------------
December 30,     Warrants to purchase an aggregate of    Private                 NA                   NA/NA
2004             1,500,000 shares of common stock        Investors
                 issued pursuant to the December 30,
                 2004 Securities Purchase Agreement
                 for the 8% callable secured
                 convertible notes
---------------- --------------------------------------- ----------------- ---------------- --------------------------
December  30,    Warrants to purchase an aggregate of    Financial               NA                   NA/NA
2004             2,325,000  shares of common stock       Consultant
---------------- --------------------------------------- ----------------- ---------------- --------------------------
December  30,    Warrants to purchase an aggregate of    Financial               NA                   NA/NA
2004             4,650,000 shares of common stock        consultant
---------------- --------------------------------------- ----------------- ---------------- --------------------------

* The Notes and Warrants listed in the table were issued to a limited number of accredited investors and therefore the transactions were exempt from registration under Section 4(2) of the Securities Act, as transactions not involving any public offering.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         Exhibit No.                     Description

         4.8 Securities Purchase Agreement dated as of December 30, 2004 by and among Systems Evolution, Inc. and the Purchasers related to the sale of the Callable Secured Convertible Notes due December 31, 2006, and Warrants.

         4.9 Form of 8% Callable Secured Convertible Note due December 31, 2006, issued by Systems Evolution, Inc. to the Purchasers under the Securities Purchase Agreement, dated December 30, 2004.

         4.10 Form of Warrant issued to the Purchasers under the Securities Purchase Agreement, dated December 30, 2004.

         10.13 Registration Rights Agreement dated as of December 30, 2004 by and among Systems Evolution, Inc. and the Purchasers under the Securities Purchase Agreement, dated December 30, 2004.

         10.14 Security Agreement dated as of December 30, 2004 by and among Systems Evolution, Inc. and the Purchasers under the Securities Purchase Agreement, dated December 30, 2004.

         10.15 Intellectual Property Security Agreement dated as of December 30, 2004 by and among Systems Evolution, Inc. and the Purchasers under the Securities Purchase Agreement, dated December 30, 2004.


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

         10.16 Guarantee and Pledge Agreement, dated as of December 30, 2004, among Systems Evolution, Inc.; Robert C. Rhodes, Richard N. Hartmann, Willie A. Jackson, Jr. and Patrick L. Anderson, as Pledgors; and the Holders of the 8% Convertible Promissory Notes due August 31, 2007, and of the 8% Callable Secured Convertible Notes due December 31, 2006, as Pledgees.

         99.1     Press Release dated January 3, 2005.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SYSTEMS EVOLUTION, INC.

Dated:  January 3, 2005              By: /s/ Robert C. Rhodes
                                         --------------------------------------
                                         Robert C. Rhodes
                                         Chief Executive Officer


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